EXHIBIT 10.18

CHANGE OF CONTROL AGREEMENT

THIS AGREEMENT is made as of the   day of  , 2008, between UNION NATIONAL FINANCIAL CORPOATION, a Pennsylvania business corporation having a place of business at 570 Lausch Lane, Pennsylvania, 17601 (“Corporation”), UNION NATIONAL COMMUNITY BANK (“Bank”) a national banking association having a place of business at 570 Lausch Lane, Pennsylvania, 17601 and ___________ (“Executive”), an individual residing in Pennsylvania (collectively the “Parties” and, individually, sometimes a “Party”).

W I T N E S S E T H:

WHEREAS, the Corporation is a registered bank holding company;

WHEREAS, the Bank is a subsidiary of the Corporation;

WHEREAS, the Executive has been employed by the Bank as __________________;

WHEREAS, this Agreement will become operative only upon a Change of Control (as defined herein); and

WHEREAS, the purpose of this Agreement is to define certain severance benefits that will be paid by the Corporation in the event of a Change of Control (as defined herein), but is not intended to affect, nor does it affect, the terms of the Executive’s employment at will, in the absence of a Change of Control (as defined herein) of the Corporation.

NOW THEREFORE, in consideration of the Executive’s service to the Corporation and of the mutual covenants, undertakings and agreements set forth herein and intending to be legally bound hereby, the Parties agree as follows:

1. TERM. The term of the Agreement shall be effective as of the day and year written above, and shall continue until either Executive or Corporation or Bank gives the other written notice of termination of employment, with or without cause; provided, however, that during the period of time between the execution of an agreement to effect a Change of Control (as defined herein) and the actual Date of Change of Control (as defined herein), termination of the Executive’s employment shall only be for Cause (as defined herein).

2. DEFINITION OF CAUSE. The term “Cause” shall be defined, for purposes of this Agreement, as the occurrence of one or more of the following:

(i) Executive’s willful failure to perform the duties assigned to him, other than a failure resulting from Executive’s incapacity because of physical or mental illness;

(ii) Executive’s failure to follow the good faith lawful instructions of the President and Chief Executive Officer of the Corporation or his designee with respect to its operations;

(iii) Executive’s willful engagement in misconduct which is materially injurious to the Corporation or the Bank;

(iv) Executive’s intentional violation of the provisions of this Agreement;

(v)  Executive’s willful and deliberate violation of any banking law or regulation, or any final cease and desist order issued by a bank regulatory authority;

(vi) Executive’s conviction of or entering into a plea of nolo contender to a felony, a crime of falsehood or to a crime involving moral turpitude;

(vii)  Executive’s suspension, removal, or prohibition from being an institutional-affiliated party by a final order of an appropriate federal banking agency pursuant to Section 8(e) or 8(g) of the Federal Deposit Insurance Act or by the Office of the Comptroller of the Currency pursuant to federal law;

(viii) Executive’s commission of any act of moral turpitude or other illicit or illegal conduct which brings public discredit or results in financial loss to the Corporation or the Bank;

(ix) Executive’s dishonesty or gross negligence in the performance of his duties;

(x) Executive’s breach of fiduciary duty involving personal gain;

(xi) unlawful harassment by the Executive against employees, customers, business associates, contractors, or vendors of the Corporation or Bank which results or may be reasonably expected to result in material liability to the Corporation or Bank;

(xii) theft or abuse by Executive of the Corporation’s or Bank’s property or the property of Corporation’s or Bank’s customers, employees, contractors, vendors, or business associates;

(xiii)  Executive’s commission of any act of fraud, misappropriation, or personal dishonesty;

(xiv) insubordination as determined by an affirmative vote of seventy-five percent (75%) of the Board of Directors of the Corporation or Bank; or

(xv) the existence of any material conflict between the interests of the Corporation or Bank and the Executive that is not disclosed in writing by the Executive to the Corporation and Bank and approved in writing by the Boards of Directors of the Corporation and Bank.

3. DEFINITION OF CHANGE OF CONTROL.  As used in this Agreement, “Change of Control” shall mean: A change of control (other than one occurring by reason of an acquisition of the Corporation by Executive) wherein the Board of Directors certifies that one of the following has occurred:

(a) any “person” or more than one person acting as a group (as such term is defined in Section 409A of the Internal Revenue Code of 1986, as amended (“Code”) and any Internal Revenue Guidance and regulations under Section 409A of the Code), other than Bank and Corporation or any “person” who on the date hereof is a director or officer of Bank and Corporation, acquires ownership of stock of the Corporation together with stock held by such person constituting more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Corporation; or

(b) any “person” or more than one person acting as a group (as such term is defined in Section 409A of the Code and any Internal Revenue Guidance and regulations under Section 409A of the Code), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Corporation possessing thirty-five percent (35%) or more of the total voting power of the stock of the Corporation; or

(c) during any period of one (1) year during this Agreement, individuals who at the beginning of such period constitute the Board of Directors of Corporation cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period.

4. DEFINITION OF DATE OF CHANGE OF CONTROL. For purposes of this Agreement, the “Date of Change of Control” shall mean:

(a)  the first date on which any person or more than one person acting as a group acquire ownership of fifty percent (50%) or more of the total fair market value or total voting power of the stock of the Corporation;

(b) the date on which any person or more than one person acting as a group acquires ownership of stock of the Corporation possessing thirty-five percent (35%) or more of the total voting power of the stock of the Corporation;

(c)  the date on which individuals who formerly constituted a majority of the Board of Directors of the Corporation under Section 3(c) hereof and the replacement Director’s otherwise approved under Section 3(c), ceased to be a majority within a one year period.

5. TERMINATION OF EMPLOYMENT FOLLOWING A CHANGE OF CONTROL.

If a Change of Control (as defined in Section 3 of this Agreement) shall occur and thereafter, there shall be:

(i) any involuntary termination of Executive’s employment (other than for the reasons set forth in Section 2 of this Agreement);

(ii)  any reassignment of Executive to a location greater than fifty (50) miles from the location of Executive’s office on the date of the Change of Control;

(iii) any reduction in Executive’s Annual Base Salary in effect on the date of the Change of Control or as the same may be increased from time to time after the Change of Control; or

(iv) any failure to provide Executive with benefits at least as favorable as those enjoyed by Executive under any of Corporation’s or Bank’s retirement or pension, life insurance, medical, health and accident, disability or other employee plans in which Executive participated at the time of the Change of Control, or the taking of any action that would materially reduce any of such benefits in effect at the time of the Change of Control;

then, at the option of Executive, exercisable by Executive within ninety (90) days of the occurrence of any of the foregoing events, Executive shall provide notice to Bank and Corporation of the existence of one of the above conditions and provide Bank and Corporation thirty (30) days in which to cure such condition. In the event that Bank and Corporation do not cure the condition within thirty (30) days of such notice, Executive may resign from employment by written notice (the “Notice of Termination”) delivered to Bank and Corporation and the provisions of Section 6 shall thereupon apply.

6. PAYMENTS UPON TERMINATION. In the event that Executive delivers a Notice of Termination to Corporation and Bank (as defined in Section 5 of this Agreement), Executive shall, upon entering into a release agreement in favor of Corporation, be entitled to receive the compensation and benefits set forth below:

If, at the time of termination of Executive’s employment, a “Change of Control” (as defined in Section 3 of this Agreement) has also occurred, Bank shall pay Executive an amount equal to and no greater than twelve (12) months of the Executive’s Agreed Compensation as defined in Section 7, plus any bonus deferred or awarded but not yet paid, minus applicable taxes and withholdings, which shall be payable over an twelve (12) month period at the same times as salaries are payable to employees of the Bank. In addition, for a period of twelve (12) months from the date of termination of employment, or until Executive secures substantially similar benefits through other employment, whichever shall first occur, the Bank shall also maintain in full force and effect, for the continued benefit of the Executive, Executive’s health insurance (excluding dental and vision insurance) benefits to which the Executive was entitled to participate as of the date of termination. If Corporation, Bank, or their successor cannot provide such benefits under the terms of the plan, Bank, Corporation, or their successor shall reimburse Executive in an amount equal to the monthly premium paid by him to obtain substantially similar employee benefits which he enjoyed prior to termination, which reimbursement shall continue until the expiration of twelve (12) months from the date of termination of employment or until Executive secures substantially similar benefits through other employment, whichever shall first occur, subject to Code Section 409A if applicable.

In the event the payment described herein, when added to all other amounts or benefits provided to or on behalf of the Executive in connection with his termination of employment, would result in the imposition of an excise tax under Code Section 4999, such payments shall be retroactively (if necessary) reduced to the extent necessary to avoid such excise tax imposition. Upon written notice to Executive, together with calculations of Corporation’s independent auditors, Executive shall remit to Corporation the amount of the reduction plus such interest as may be necessary to avoid the imposition of such excise tax. Notwithstanding the foregoing or any other provision of this contract to the contrary, if any portion of the amount herein payable to the Executive is determined to be non-deductible pursuant to the regulations promulgated under Section 280G of the Code, then Corporation shall be required only to pay to Executive the amount determined to be deductible under Section 280G.

Notwithstanding any other provision, in the event that Executive is determined to be a key employee as that term is defined in Section 409A of the Code, no payment that is determined to be deferred compensation subject to Section 409A of the Code shall be made until one day following six months from the date of separation of service as that term is defined in Section 409A of the Code.

7.  DEFINITION OF “EXECUTIVE’S AGREED COMPENSATION”. For purposes of this Agreement, “Executive’s Agreed Compensation” shall be defined as the Executive’s fixed, gross, base annual salary then in effect as determined by the Board from time to time and shall not include any benefits, bonuses, incentives or other compensation.

8. UNAUTHORIZED DISCLOSURE. During the term of his employment hereunder, or at any later time, the Executive shall not, without the written consent of the Boards of Directors of Corporation and Bank or a person authorized thereby, knowingly disclose to any person, other than a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of Corporation and Bank, any material confidential information obtained by him while in the employ of Corporation and Bank with respect to any of Corporation’s and Bank’s services, products, improvements, formulas, designs or styles, processes, customers, methods of business or any business practices the disclosure of which could be or will be damaging to Corporation or Bank; provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Executive or any person with the assistance, consent or direction of the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that conducted by Corporation and Bank or any information that must be disclosed as required by law.

9. RETURN OF COMPANY PROPERTY AND DOCUMENTS. The Executive agrees that, at the time of termination of his employment, regardless of the reason for termination, he will deliver to Corporation, Bank and their subsidiaries and affiliates, any and all company property, including, but not limited to, keys, security codes or passes, mobile telephones, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, software programs, equipment, other documents or property, or reproductions of any of the aforementioned items developed or obtained by the Executive during the course of his employment.

10. NOTICES. Except as otherwise provided in this Agreement, any notice required or permitted to be given under this Agreement shall be deemed properly given if in writing and if mailed by registered or certified mail, postage prepaid with return receipt requested, to Executive’s residence, in the case of notices to Executive, and to the principal executive offices of Corporation and Bank, in the case of notices to Corporation and Bank.

11. WAIVER. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and an executive officer specifically designated by the Boards of Directors of Corporation and Bank. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

12. ASSIGNMENT. This Agreement shall not be assignable by any party, except by Corporation and Bank to any successor in interest to their respective businesses.

13. ENTIRE AGREEMENT. This Agreement supersedes any and all agreements, either oral or in writing, between the parties with respect to the employment of the Executive by the Bank and/or Corporation and this Agreement contains all the covenants and agreements between the parties with respect to employment.

14. NO EMPLOYMENT CONTRACT. This Agreement is not an employment contract. Nothing contained herein shall guarantee or assure Executive of continued employment by Corporation. Rather, Corporation’s and Bank’s obligations to Executive hereunder shall arise only if Executive continues to be employed by Corporation and Bank in his present or in a higher capacity and, then, only in the event the conditions described herein for payment to Executive have been met.

15. SUCCESSORS; BINDING AGREEMENT.

(a)
Corporation and Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the businesses and/or assets of Corporation and Bank to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Corporation and Bank would be required to perform it if no such succession had taken place. Failure by Corporation and Bank to obtain such assumption and agreement prior to the effectiveness of any such succession shall constitute a breach of this Agreement and the provisions of Section 6 of this Agreement shall apply. As used in this Agreement, “Corporation” and “Bank” shall mean Corporation and Bank, as defined previously and any successor to their respective businesses and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

(b)
This Agreement shall inure to the benefit of and be enforceable by Executive’s personal or legal representatives, executors, administrators, heirs, distributees, devisees and legatees. If Executive should die after a Notice of Termination is delivered by Executive, or following termination of Executive’s employment without Cause, and any amounts would be payable to Executive under this Agreement if Executive had continued to live, all such amounts shall be paid in accordance with the terms of this Agreement to Executive’s devisee, legatee, or other designee, or, if there is no such designee, to Executive’s estate.

16. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

17. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the domestic, internal laws of the Commonwealth of Pennsylvania, without regard to its conflicts of laws principles. This Agreement shall also be interpreted as is minimally required to qualify any payment hereunder as not triggering any penalty on the Executive or the Corporation or Bank pursuant to Code Section 409A and the regulations promulgated thereunder.

18. HEADINGS. The section headings of this Agreement are for convenience only and shall not control or affect the meaning or construction or limit the scope or intent of any of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATTEST:	UNION NATIONAL FINANCIAL CORPORATION

By
Mark D. Gainer
Chairman, President and Chief Executive Officer

UNION NATIONAL COMMUNITY BANK

By
Mark D. Gainer
Chairman, President and Chief Executive Officer

WITNESS:	EXECUTIVE

EXHIBIT 10.18

CHANGE OF CONTROL AGREEMENT

THIS AGREEMENT is made as of the   day of  , 2008, between UNION NATIONAL FINANCIAL CORPOATION, a Pennsylvania business corporation having a place of business at 570 Lausch Lane, Pennsylvania, 17601 (“Corporation”), UNION NATIONAL COMMUNITY BANK (“Bank”) a national banking association having a place of business at 570 Lausch Lane, Pennsylvania, 17601 and ____________ (“Executive”), an individual residing in Pennsylvania (collectively the “Parties” and, individually, sometimes a “Party”).

W I T N E S S E T H:

WHEREAS, the Corporation is a registered bank holding company;

WHEREAS, the Bank is a subsidiary of the Corporation;

WHEREAS, the Executive has been employed by the Bank as ______________________;

WHEREAS, this Agreement will become operative only upon a Change of Control (as defined herein); and

WHEREAS, the purpose of this Agreement is to define certain severance benefits that will be paid by the Corporation in the event of a Change of Control (as defined herein), but is not intended to affect, nor does it affect, the terms of the Executive’s employment at will, in the absence of a Change of Control (as defined herein) of the Corporation.

NOW THEREFORE, in consideration of the Executive’s service to the Corporation and of the mutual covenants, undertakings and agreements set forth herein and intending to be legally bound hereby, the Parties agree as follows:

1. TERM. The term of the Agreement shall be effective as of the day and year written above, and shall continue until either Executive or Corporation or Bank gives the other written notice of termination of employment, with or without cause; provided, however, that during the period of time between the execution of an agreement to effect a Change of Control (as defined herein) and the actual Date of Change of Control (as defined herein), termination of the Executive’s employment shall only be for Cause (as defined herein).

2. DEFINITION OF CAUSE. The term “Cause” shall be defined, for purposes of this Agreement, as the occurrence of one or more of the following:

(i) Executive’s willful failure to perform the duties assigned to him, other than a failure resulting from Executive’s incapacity because of physical or mental illness;

(ii) Executive’s failure to follow the good faith lawful instructions of the President and Chief Executive Officer of the Corporation or his designee with respect to its operations;

(iii) Executive’s willful engagement in misconduct which is materially injurious to the Corporation or the Bank;

(iv) Executive’s intentional violation of the provisions of this Agreement;

(v)  Executive’s willful and deliberate violation of any banking law or regulation, or any final cease and desist order issued by a bank regulatory authority;

(vi) Executive’s conviction of or entering into a plea of nolo contender to a felony, a crime of falsehood or to a crime involving moral turpitude;

(vii)  Executive’s suspension, removal, or prohibition from being an institutional-affiliated party by a final order of an appropriate federal banking agency pursuant to Section 8(e) or 8(g) of the Federal Deposit Insurance Act or by the Office of the Comptroller of the Currency pursuant to federal law;

(viii) Executive’s commission of any act of moral turpitude or other illicit or illegal conduct which brings public discredit or results in financial loss to the Corporation or the Bank;

(ix) Executive’s dishonesty or gross negligence in the performance of his duties;

(x) Executive’s breach of fiduciary duty involving personal gain;

(xi) unlawful harassment by the Executive against employees, customers, business associates, contractors, or vendors of the Corporation or Bank which results or may be reasonably expected to result in material liability to the Corporation or Bank;

(xii) theft or abuse by Executive of the Corporation’s or Bank’s property or the property of Corporation’s or Bank’s customers, employees, contractors, vendors, or business associates;

(xiii)  Executive’s commission of any act of fraud, misappropriation, or personal dishonesty;

(xiv) insubordination as determined by an affirmative vote of seventy-five percent (75%) of the Board of Directors of the Corporation or Bank; or

(xv) the existence of any material conflict between the interests of the Corporation or Bank and the Executive that is not disclosed in writing by the Executive to the Corporation and Bank and approved in writing by the Boards of Directors of the Corporation and Bank.

3. DEFINITION OF CHANGE OF CONTROL.  As used in this Agreement, “Change of Control” shall mean: A change of control (other than one occurring by reason of an acquisition of the Corporation by Executive) wherein the Board of Directors certifies that one of the following has occurred:

(a) any “person” or more than one person acting as a group (as such term is defined in Section 409A of the Internal Revenue Code of 1986, as amended (“Code”) and any Internal Revenue Guidance and regulations under Section 409A of the Code), other than Bank and Corporation or any “person” who on the date hereof is a director or officer of Bank and Corporation, acquires ownership of stock of the Corporation together with stock held by such person constituting more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Corporation; or

(b) any “person” or more than one person acting as a group (as such term is defined in Section 409A of the Code and any Internal Revenue Guidance and regulations under Section 409A of the Code), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Corporation possessing thirty-five percent (35%) or more of the total voting power of the stock of the Corporation; or

(c) during any period of one (1) year during this Agreement, individuals who at the beginning of such period constitute the Board of Directors of Corporation cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period.

4. DEFINITION OF DATE OF CHANGE OF CONTROL. For purposes of this Agreement, the “Date of Change of Control” shall mean:

(a)  the first date on which any person or more than one person acting as a group acquire ownership of fifty percent (50%) or more of the total fair market value or total voting power of the stock of the Corporation;

(b) the date on which any person or more than one person acting as a group acquires ownership of stock of the Corporation possessing thirty-five percent (35%) or more of the total voting power of the stock of the Corporation;

(c)  the date on which individuals who formerly constituted a majority of the Board of Directors of the Corporation under Section 3(c) hereof and the replacement Director’s otherwise approved under Section 3(c), ceased to be a majority within a one year period.

5. TERMINATION OF EMPLOYMENT FOLLOWING A CHANGE OF CONTROL.

If a Change of Control (as defined in Section 3 of this Agreement) shall occur and thereafter, there shall be:

(i) any involuntary termination of Executive’s employment (other than for the reasons set forth in Section 2 of this Agreement);

(ii)  any reassignment of Executive to a location greater than fifty (50) miles from the location of Executive’s office on the date of the Change of Control;

(iii) any reduction in Executive’s Annual Base Salary in effect on the date of the Change of Control or as the same may be increased from time to time after the Change of Control; or

(iv) any failure to provide Executive with benefits at least as favorable as those enjoyed by Executive under any of Corporation’s or Bank’s retirement or pension, life insurance, medical, health and accident, disability or other employee plans in which Executive participated at the time of the Change of Control, or the taking of any action that would materially reduce any of such benefits in effect at the time of the Change of Control;

then, at the option of Executive, exercisable by Executive within ninety (90) days of the occurrence of any of the foregoing events, Executive shall provide notice to Bank and Corporation of the existence of one of the above conditions and provide Bank and Corporation thirty (30) days in which to cure such condition. In the event that Bank and Corporation do not cure the condition within thirty (30) days of such notice, Executive may resign from employment by written notice (the “Notice of Termination”) delivered to Bank and Corporation and the provisions of Section 6 shall thereupon apply.

6. PAYMENTS UPON TERMINATION. In the event that Executive delivers a Notice of Termination to Corporation and Bank (as defined in Section 5 of this Agreement), Executive shall, upon entering into a release agreement in favor of Corporation, be entitled to receive the compensation and benefits set forth below:

If, at the time of termination of Executive’s employment, a “Change of Control” (as defined in Section 3 of this Agreement) has also occurred, Bank shall pay Executive an amount equal to and no greater than eighteen (18) months of the Executive’s Agreed Compensation as defined in Section 7, plus any bonus deferred or awarded but not yet paid, minus applicable taxes and withholdings, which shall be payable over an eighteen (18) month period at the same times as salaries are payable to employees of the Bank. In addition, for a period of eighteen (18) months from the date of termination of employment, or until Executive secures substantially similar benefits through other employment, whichever shall first occur, the Bank shall also maintain in full force and effect, for the continued benefit of the Executive, Executive’s health insurance (excluding dental and vision insurance) benefits to which the Executive was entitled to participate as of the date of termination. If Corporation, Bank, or their successor cannot provide such benefits under the terms of the plan, Bank, Corporation, or their successor shall reimburse Executive in an amount equal to the monthly premium paid by him to obtain substantially similar employee benefits which he enjoyed prior to termination, which reimbursement shall continue until the expiration of eighteen (18) months from the date of termination of employment or until Executive secures substantially similar benefits through other employment, whichever shall first occur, subject to Code Section 409A if applicable.

In the event the payment described herein, when added to all other amounts or benefits provided to or on behalf of the Executive in connection with his termination of employment, would result in the imposition of an excise tax under Code Section 4999, such payments shall be retroactively (if necessary) reduced to the extent necessary to avoid such excise tax imposition. Upon written notice to Executive, together with calculations of Corporation’s independent auditors, Executive shall remit to Corporation the amount of the reduction plus such interest as may be necessary to avoid the imposition of such excise tax. Notwithstanding the foregoing or any other provision of this contract to the contrary, if any portion of the amount herein payable to the Executive is determined to be non-deductible pursuant to the regulations promulgated under Section 280G of the Code, then Corporation shall be required only to pay to Executive the amount determined to be deductible under Section 280G.

Notwithstanding any other provision, in the event that Executive is determined to be a key employee as that term is defined in Section 409A of the Code, no payment that is determined to be deferred compensation subject to Section 409A of the Code shall be made until one day following six months from the date of separation of service as that term is defined in Section 409A of the Code.

7.  DEFINITION OF “EXECUTIVE’S AGREED COMPENSATION”. For purposes of this Agreement, “Executive’s Agreed Compensation” shall be defined as the Executive’s fixed, gross, base annual salary then in effect as determined by the Board from time to time and shall not include any benefits, bonuses, incentives or other compensation.

8. UNAUTHORIZED DISCLOSURE. During the term of his employment hereunder, or at any later time, the Executive shall not, without the written consent of the Boards of Directors of Corporation and Bank or a person authorized thereby, knowingly disclose to any person, other than a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of Corporation and Bank, any material confidential information obtained by him while in the employ of Corporation and Bank with respect to any of Corporation’s and Bank’s services, products, improvements, formulas, designs or styles, processes, customers, methods of business or any business practices the disclosure of which could be or will be damaging to Corporation or Bank; provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Executive or any person with the assistance, consent or direction of the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that conducted by Corporation and Bank or any information that must be disclosed as required by law.

9. RETURN OF COMPANY PROPERTY AND DOCUMENTS. The Executive agrees that, at the time of termination of his employment, regardless of the reason for termination, he will deliver to Corporation, Bank and their subsidiaries and affiliates, any and all company property, including, but not limited to, keys, security codes or passes, mobile telephones, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, software programs, equipment, other documents or property, or reproductions of any of the aforementioned items developed or obtained by the Executive during the course of his employment.

10. NOTICES. Except as otherwise provided in this Agreement, any notice required or permitted to be given under this Agreement shall be deemed properly given if in writing and if mailed by registered or certified mail, postage prepaid with return receipt requested, to Executive’s residence, in the case of notices to Executive, and to the principal executive offices of Corporation and Bank, in the case of notices to Corporation and Bank.

11. WAIVER. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and an executive officer specifically designated by the Boards of Directors of Corporation and Bank. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

12. ASSIGNMENT. This Agreement shall not be assignable by any party, except by Corporation and Bank to any successor in interest to their respective businesses.

13. ENTIRE AGREEMENT. This Agreement supersedes any and all agreements, either oral or in writing, between the parties with respect to the employment of the Executive by the Bank and/or Corporation and this Agreement contains all the covenants and agreements between the parties with respect to employment.

14. NO EMPLOYMENT CONTRACT. This Agreement is not an employment contract. Nothing contained herein shall guarantee or assure Executive of continued employment by Corporation. Rather, Corporation’s and Bank’s obligations to Executive hereunder shall arise only if Executive continues to be employed by Corporation and Bank in his present or in a higher capacity and, then, only in the event the conditions described herein for payment to Executive have been met.

15. SUCCESSORS; BINDING AGREEMENT.

(a)
Corporation and Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the businesses and/or assets of Corporation and Bank to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Corporation and Bank would be required to perform it if no such succession had taken place. Failure by Corporation and Bank to obtain such assumption and agreement prior to the effectiveness of any such succession shall constitute a breach of this Agreement and the provisions of Section 6 of this Agreement shall apply. As used in this Agreement, “Corporation” and “Bank” shall mean Corporation and Bank, as defined previously and any successor to their respective businesses and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

(b)
This Agreement shall inure to the benefit of and be enforceable by Executive’s personal or legal representatives, executors, administrators, heirs, distributees, devisees and legatees. If Executive should die after a Notice of Termination is delivered by Executive, or following termination of Executive’s employment without Cause, and any amounts would be payable to Executive under this Agreement if Executive had continued to live, all such amounts shall be paid in accordance with the terms of this Agreement to Executive’s devisee, legatee, or other designee, or, if there is no such designee, to Executive’s estate.

16. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

17. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the domestic, internal laws of the Commonwealth of Pennsylvania, without regard to its conflicts of laws principles. This Agreement shall also be interpreted as is minimally required to qualify any payment hereunder as not triggering any penalty on the Executive or the Corporation or Bank pursuant to Code Section 409A and the regulations promulgated thereunder.

18. HEADINGS. The section headings of this Agreement are for convenience only and shall not control or affect the meaning or construction or limit the scope or intent of any of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATTEST:	UNION NATIONAL FINANCIAL CORPORATION

By
Mark D. Gainer
Chairman, President and Chief Executive Officer

UNION NATIONAL COMMUNITY BANK

By
Mark D. Gainer
Chairman, President and Chief Executive Officer

WITNESS:	EXECUTIVE